UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2013

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On July 8, 2013, PositiveID Corporation, a Delaware corporation (“PositiveID or the “Company””), entered into a Letter Agreement (the “Letter Agreement”) with VeriTeQ Acquisition Corporation (“VeriTeQ”), to amend certain terms of several agreements between PositiveID and VeriTeQ.

The Letter Agreement amended certain terms of the Shared Services Agreement (“SSA”) entered into between PositiveID and VeriTeQ on January 11, 2012, as amended; the Asset Purchase Agreement (“APA”) entered into on August 28, 2012, as amended; and the Secured Promissory Note dated January 11, 2012.  The Letter Agreement defines the conditions of termination of the SSA, including payment of the approximate $290,000 owed from VeriTeQ to PositiveID, the elimination of minimum royalties payable to PositiveID under the APA, as well as certain remedies if VeriTeQ fails to meet certain sales levels, and to amend the Note, which has a current balance of $228,000, to include a conversion feature under which the Note may be repaid, at VeriTeQ’s option, in equity in lieu of cash.

The description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On July 8, 2013, the Company accepted the resignation of Mr. Barry M. Edelstein from our Board of Directors.  Mr. Edelstein has joined the Board of Digital Angel Corporation.  On July 8, 2013, prior to the share exchange agreement between Digital Angel Corporation and VeriTeQ,  Mr. William J. Caragol, our Chairman and Chief Executive Officer, agreed to resign from the Board of VeriTeQ effective with the share exchange agreement between Digital Angel Corporation and VeriTeQ.  The Company does not plan to increase the size of its Board from the current four members. Mr. Edelstein’s resignation from the Company was not related to a disagreement with the Company or its Board of Directors.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description
	10.1	Letter Agreement, dated July 8, 2013, between the Company and VeriTeQ Acquisition Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: July 10, 2013

/s/ William J. Caragol

William J. Caragol

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement, dated July 8, 2013, between the Company and VeriTeQ Acquisition Corporation.

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